Exhibit 8.1
List of subsidiaries and associated companies September 30, 2008 of Siemens worldwide prepared pursuant to § 313 (2) HGB
I. Subsidiaries
A) Consolidated
1. Germany (171 companies)
A. Friedr. Flender AG, Bocholt
A. Friedr. Flender Grundstücksmanagementgesellschaft mbH & Co. KG, Bocholt
Airport Munich Logistics and Services GmbH, Hallbergmoos
Alpha Verteilertechnik GmbH, Cham
applied international informatics (Holding) GmbH, Berlin
applied international informatics GmbH & Co. KG, Berlin
Atecs Mannesmann GmbH, Dusseldorf
Audio Service GmbH, Herford
Berliner Vermögensverwaltung GmbH, Berlin
bibis Information Technology and Services GmbH, Munich
BWI Services GmbH, Meckenheim
CAPTA Grundstücksgesellschaft mbH & Co. KG, Grünwald
CAS innovations GmbH & Co. KG, Erlangen
CePLuS Steuerungstechnik GmbH, Magdeburg
Chemfeed Holding GmbH, Günzburg
CommerzFinance & Leasing GmbH, Munich
DA Creative GmbH, Munich
Dade Behring Beteiligungs GmbH, Eschborn
Dade Behring Grundstücks GmbH, Marburg
Dade Behring Vertriebs Beteiligungs GmbH, Schwalbach am Taunus
Demag Mobile Cranes GmbH, Munich
DPC Holding GmbH, Eschborn
EDI – USS Umsatzsteuersammelrechnungen und Signaturen GmbH & Co. KG, Munich
ELIN Energietechnik GmbH, Berlin
ePS & RTS Automation Software GmbH, Renningen
ERA Verwaltungsgesellschaft mbH & Co. KG, Grünwald
ETM Deutschland GmbH, Laatzen
evosoft GmbH, Nuremberg
FACTA Grundstücks-Entwicklungsgesellschaft mbH & Co. KG, Munich
Flender Grundstücksmanagementgesellschaft mbH & Co. KG, Bocholt
Flender Guss GmbH, Chemnitz
Flender Immobilien Verwaltungs GmbH, Bocholt
Flender Industriegetriebe GmbH, Penig
HanseCom Gesellschaft für Informations- und Kommunikationsdienstleistungen mbH, Hamburg
HSP Hochspannungsgeräte GmbH, Troisdorf
ILLIT Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
ILLIT Grundstücks-Verwaltungsgesellschaft mbH & Co. KG, Grünwald
Immosuisse GmbH Immobilien Management i.L., Berlin
Industrieschutz Assekuranz-Vermittlung GmbH, Mülheim a. d. Ruhr
Industrieschutz Insurance Broker GmbH, Mülheim a. d. Ruhr
IPGD Grundstücksverwaltungs-Gesellschaft mbH, Munich
Jawa Power Holding GmbH, Erlangen
KMK Kunststoff Metall und Komponenten GmbH & Co. KG, Karlsruhe
KompTime GmbH, Munich
LAUTUS Grundstücks-Verwaltungsgesellschaft KG i.L., Grünwald
Lincas Electro Vertriebsgesellschaft mbH, Hamburg
LINCAS Export Services GmbH, Hamburg
Loher GmbH, Ruhstorf a.d. Rott
Loher Grundstücksmanagementgesellschaft mbH & Co. KG, Ruhstorf a.d. Rott
LS Language Services GmbH, Munich
Mannesmann Demag Krauss-Maffei GmbH, Munich
mdexx Magnetronic Devices GmbH & Co. KG, Bremen
Mechanik Center Erlangen GmbH, Erlangen
messMa GmbH, Irxleben
OPTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bocholt KG, Dusseldorf
OPTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG, Tübingen
OSRAM GmbH, Munich
OSRAM Light Consulting GmbH, Munich
OSRAM Opto Semiconductors GmbH, Regensburg
Partikeltherapiezentrum Kiel Holding GmbH, Erlangen

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Projektbau-Arena-Berlin GmbH, Munich
R & S Restaurant Services GmbH, Munich
Radium Lampenwerk Gesellschaft mbH, Wipperfürth
REMECH Systemtechnik GmbH & Co. KG, Kamsdorf
RESTART Gesellschaft für back up-Systeme mbH, Hannover
RISICOM Rückversicherung AG, Grünwald
Ruhrpilot Betriebsgesellschaft GmbH, Essen
Ruhrtal Hochspannungsgeräte GmbH & Co. OHG, Bochum
SiCED Electronics Development GmbH & Co. KG, Erlangen
SiCrystal AG, Erlangen
Siemens Audiologische Technik GmbH, Erlangen
Siemens Beteiligungen Inland GmbH, Munich
Siemens Beteiligungen USA GmbH, Munich
Siemens Beteiligungsgesellschaft Berlin mbH & Co. OHG, Berlin
Siemens Beteiligungsverwaltung GmbH & Co. OHG, Grünwald
Siemens Building Technologies Fire & Security Products GmbH & Co. oHG, Munich
Siemens Building Technologies GmbH & Co. oHG, Erlangen
Siemens Building Technologies Holding GmbH, Grünwald
Siemens Building Technologies HVAC Products GmbH, Rastatt
Siemens Busbar Trunking Systems GmbH & Co. KG, Cologne
Siemens ElectroCom Postautomation GmbH, Berlin
Siemens Energy Automation GmbH, Erlangen
Siemens Finance & Leasing GmbH, Munich
Siemens Financial Services GmbH, Munich
Siemens Fuel Gasification Technology GmbH & Co. KG, Freiberg
Siemens Geared Motors Gesellschaft mit beschränkter Haftung, Tübingen
Siemens Grundstücksgesellschaft KASSIA mbH & Co. KG, Erlangen
Siemens Grundstücks-Verwaltungsgesellschaft KASSIA mbH, Erlangen
Siemens Healthcare Diagnostics Beteiligungen GmbH, Eschborn
Siemens Healthcare Diagnostics GmbH, Eschborn
Siemens Healthcare Diagnostics Holding GmbH, Eschborn
Siemens Healthcare Diagnostics Products GmbH, Marburg
Siemens Healthcare Diagnostics Verwaltungs GmbH, Eschborn
Siemens Home and Office Communication Devices GmbH & Co. KG, Munich
Siemens Industrial Turbomachinery GmbH, Duisburg
Siemens Industrial Turbomachinery Holding GmbH, Duisburg
Siemens Industrial Turbomachinery International Holding GmbH, Duisburg
Siemens Industrie Bauprojekte GmbH i.L., Munich
Siemens Industriepark Karlsruhe GmbH & Co. KG, Karlsruhe
Siemens Industrieturbinen Beteiligungen GmbH, Munich
Siemens IT Solutions and Services Management GmbH, Munich
Siemens IT Solutions and Services Verwaltungs-GmbH, Munich
Siemens IT-Dienstleistung und Beratung GmbH, Essen
Siemens Kapitalanlagegesellschaft mbH, Munich
Siemens Linear Motor Systems GmbH & Co. KG, Munich
Siemens Linear Motor Systems Verwaltungs-GmbH, Munich
Siemens Medical Holding GmbH, Erlangen
Siemens Medical Solutions GSD GmbH, Berlin
Siemens Medical Solutions Health Services GmbH, Erlangen
Siemens Nixdorf Informationssysteme GmbH, Grünwald
Siemens Power Control GmbH, Langen
Siemens Private Finance Versicherungs- und Kapitalanlagenvermittlungs-GmbH, Munich
Siemens Product Lifecycle Management Software (DE) GmbH, Cologne
Siemens Product Lifecycle Management Software II (DE) GmbH, Stuttgart
Siemens Product Lifecycle Management Software III (DE) GmbH, Lindau
Siemens Product Lifecycle Management Software IV (DE) GmbH, Cologne
Siemens Programm- und Systementwicklung GmbH & Co. KG, Hamburg
Siemens Project Ventures GmbH, Erlangen
Siemens Real Estate GmbH & Co. OHG, Grünwald
Siemens Technopark Berlin GmbH & Co. KG, Berlin
Siemens Technopark Beteiligungen GmbH & Co. KG, Munich
Siemens Technopark Bruchsal GmbH & Co. KG, Bruchsal
Siemens Technopark Hanau GmbH & Co. KG, Hanau
Siemens Technopark Mülheim GmbH & Co. KG, Mülheim a. d. Ruhr
Siemens Technopark Nürnberg GmbH & Co. KG, Nuremberg
Siemens Turbomachinery Equipment GmbH, Frankenthal
Siemens VAI Metals Technologies GmbH, Willstätt-Legelshurst
Siemens Venture Capital GmbH, Munich
Siemens Wind Power GmbH, Bremen
Siemens Wohnungsgesellschaft mbH & Co. OHG, Munich

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
SILLIT Grundstücks-Verwaltungsgesellschaft mbH, Munich
SILOR GmbH, Munich
SIM 2. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 6. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 7. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 8. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 12. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 13. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 15. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 16. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 18. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 20. Grundstücks-GmbH & Co. KG, Erlangen
SIMAR Nordost Grundstücks-GmbH, Munich
SIMAR Nordwest Grundstücks-GmbH, Munich
SIMAR Ost Grundstücks-GmbH, Munich
SIMAR Süd Grundstücks-GmbH, Munich
SIMAR West Grundstücks-GmbH, Munich
SIMOS Real Estate GmbH, Munich
sinius GmbH, Frankfurt am Main
SIPAS 1. Grundstücks-GmbH, Munich
SIPAS 2. Grundstücks-GmbH, Munich
SIPAS 3. Grundstücks-GmbH, Munich
SIPAS 4. Grundstücks-GmbH, Munich
SiTrust GmbH, Frankfurt am Main
Stöhr-Förderanlagen Salzer GmbH, Offenbach
SYKATEC Systeme, Komponenten, Anwendungstechnologie GmbH & Co. KG, Erlangen
SYKATEC Verwaltungs-GmbH, Erlangen
TGB Technisches Gemeinschaftsbüro GmbH, Kassel
TLT-Turbo GmbH, Zweibrücken
Trench Germany GmbH, Bamberg
Turbine Airfoil Coating and Repair GmbH, Berlin
VAI Seuthe GmbH, Hemer
VIB Verkehrsinformationsagentur Bayern GmbH, Munich
VMZ Berlin Betreibergesellschaft mbH, Berlin
VVK Versicherungsvermittlungs- und Verkehrskontor GmbH, Munich
Wallace & Tiernan GmbH, Günzburg
Weiss Spindeltechnologie GmbH, Schweinfurt
Wesmag Grundstücksmanagement mbH & Co. KG, Wesel
Wesmag Wesler Maschinenbau GmbH, Wesel
Winergy AG, Voerde
WIVERTIS Gesellschaft für Informations- und Kommunikationsdienstleistungen mbH, Wiesbaden
2. Europe (without Germany) (427 companies)
Security Management Technologies Albania Sh.p.k., Tirana/Albania
ADB S.A./N.V., Brussels/Belgium
COMPEX — IT Plant Solutions N.V., Ninove-Meerbeke/Belgium
Dade Behring European Services Sprl., Brussels/Belgium
Dade Behring SA, Brussels/Belgium
Oktopus S.A./N.V., Brussels/Belgium
SDRC Belgium N.V./S.A., Brussels/Belgium
Siemens Coordination Center S.A., Brussels/Belgium
Siemens IT Solutions and Services S.A., Anderlecht/Belgium
Siemens Medical Solutions Diagnostics b.v.b.a., Anderlecht/Belgium
Siemens Product Lifecycle Management Software (BE) NV, Zaventem/Belgium
Siemens Product Lifecycle Management Software II (BE) BVBA, Zaventem/Belgium
Siemens S.A./N.V., Anderlecht/Belgium
OSRAM d.o.o., Mostar/Bosnia and Herzegowina
OSRAM EOOD, Sofia/Bulgaria
Security Management Technologies Bulgaria EOOD, Sofia/Bulgaria
Siemens EOOD, Sofia/Bulgaria
Dade Behring A/S, Copenhagen/Denmark
OSRAM A/S, Taastrup/Denmark
pulz8 Communications ApS, Copenhagen/Denmark
Siemens A/S, Ballerup/Denmark
Siemens Flow Instruments A/S, Nordborg/Denmark
Siemens Höreapparater A/S, Copenhagen/Denmark
Siemens Product Lifecycle Management Software (DK) A/S, Kolding/Denmark
Siemens Product Lifecycle Management Software II (DK) Aps, Kolding/Denmark

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Turbomachinery Equipment A/S, Helsingor/Denmark
Siemens Wind Power A/S, Brande/Denmark
Siemens Wind Power International ApS, Brande/Denmark
AS Siemens, Tallinn/Estonia
AS Siemens Electroservices, Tallinn/Estonia
Osaühing Siemens Medical Solutions Diagnostics, Tallinn/Estonia
Bewator Oy, Helsinki/Finland
Dade Behring OY, Helsinki/Finland
Diagnostic Products Corporation DPC Finland Oy, Helsinki/Finland
OY OSRAM AB, Vantaa/Finland
Siemens Financial Services Oy, Espoo/Finland
Siemens Osakeyhtiö, Espoo/Finland
Dade Behring Participations S.A.S., Paris/France
Dade Behring S.A.S., Paris/France
Flender-Graffenstaden SAS, Illkirch-Graffenstaden/France
OSRAM S.A.S.U., Molsheim/France
Sécurité Installation S.a.r.l., Buc/France
Siemens Audiologie S.A., Saint-Denis/France
Siemens Financial Services SAS, Saint-Denis/France
Siemens France Holding S.A.S., Saint-Denis/France
Siemens Health Services France S.A.S., Bidart/France
Siemens Healthcare Diagnostics S.A.S., Paris/France
Siemens Home and Office Communication Devices SAS, Saint-Denis/France
Siemens IT Solutions and Services S.A.S., Saint-Denis/France
Siemens Lease Services SAS, Saint-Denis/France
Siemens Product Lifecycle Management Software (FR) SAS, Jouy-en-Josas/France
Siemens Product Lifecycle Management Software II (FR) S.A.R.L., Jouy-en-Josas/France
Siemens Product Lifecycle Management Software III (FR) SAS, Meylan/France
Siemens Production Automatisation S.A.S., Hagenau/France
Siemens S.A.S., Saint-Denis/France
Siemens Transmission & Distribution SAS, Grenoble/France
Siemens Transportation Systems S.A.S., Chatillon/France
Siemens VAI Metals Technologies SAS, Saint Chamond/France
Trench France S.A.S., Saint Louis/France
Wallace & Tiernan S.a.r.l., Trappes/France
Tecnomatix Technologies (Gibraltar) Limited, Gibraltar/Gibraltar
Dade Behring Hellas ABEE, Chalandri/Greece
DPC – Tsakiris S.A., Thessaloniki/Greece
Kintec A.E., Athens/Greece
OSRAM A.E., Athens/Greece
Siemens A.E., Elektrotechnische Projekte und Erzeugnisse, Athens/Greece
Siemens Medical Solutions Diagnostics S.A., Athens/Greece
Bellevue Finance Ltd, Stoke Poges, Buckinghamshire/UK
Broadcastle Bank Limited, Stoke Poges, Buckinghamshire/UK
Broadcastle Finance Ltd., Stoke Poges, Buckinghamshire/UK
Broadcastle Motor Contracts Ltd, Stoke Poges, Buckinghamshire/UK
Broadcastle plc, Stoke Poges, Buckinghamshire/UK
Business Equipment Finance Ltd., Stoke Poges, Buckinghamshire/UK
Cash Express Ltd, Stoke Poges, Buckinghamshire/UK
Chemfeed Ltd., Tonbridge, Kent/UK
Crabtree Electrical Industries Limited, Frimley, Surrey/UK
Electrium (2003) Limited, Frimley, Surrey/UK
Electrium (UK) Limited, Frimley, Surrey/UK
Electrium Limited, Frimley, Surrey/UK
Electrium Sales Limited, Frimley, Surrey/UK
Electrocatalytic Ltd., Newport, Gwent/UK
Electrode Products Technology Ltd., in Liquidation, Newport, Gwent/UK
Europlex Technologies UK Limited, Bedford, Bedfordshire/UK
Flender Power Transmission Ltd., in Liquidation, Bradford, West Yorkshire/UK
FORAY 1315 Limited, Christchurch, Dorset/UK
Measurement & Control Services Ltd., Leeds, West Yorkshire/UK
Medical Equipment Finance Ltd, Stoke Poges, Buckinghamshire/UK
Memcor Ltd., Little Eaton, Derbyshire/UK
Morgan-Europe Limited, Sheffield, Yorkshire/UK
Old Broadcastle Finance Ltd, Stoke Poges, Buckinghamshire/UK
Oldbury (Banbury) Limited, in Liquidation, Frimley, Surrey/UK

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
OSRAM Ltd., Langley, Berkshire/UK
Petnet Solutions Limited, in Liquidation, Frimley, Surrey/UK
Roke Manor Research Ltd., Frimley, Surrey/UK
Shape Technology Ltd., Christchurch, Dorset/UK
Siemens Building Technologies FE Limited, Frimley, Surrey/UK
Siemens Building Technologies Ltd, Frimley, Surrey/UK
Siemens Building Technologies Security Holdings Ltd, in Liquidation, Frimley, Surrey/UK
Siemens Building Technologies Security Products Limited, Frimley, Surrey/UK
Siemens Building Technologies Security Solutions Limited, in Liquidation, Frimley, Surrey/UK
Siemens Building Technologies Security Systems Limited, Frimley, Surrey/UK
Siemens Company Secretariat Ltd., in Liquidation, Frimley, Surrey/UK
Siemens Energy Services Ltd., Frimley, Surrey/UK
Siemens Finance Collections Ltd., Stoke Poges, Buckinghamshire/UK
Siemens Finance Ltd., Stoke Poges, Buckinghamshire/UK
Siemens Financial Services Holdings Ltd., Stoke Poges, Buckinghamshire/UK
Siemens Financial Services Ltd., Stoke Poges, Buckinghamshire/UK
Siemens Flow Instruments Ltd., Stonehouse, Gloucestershire/UK
Siemens Healthcare Diagnostics Ltd., Milton Keynes, Borough of Milton Keynes/UK
Siemens Healthcare Diagnostics Manufacturing Ltd, Frimley, Surrey/UK
Siemens Healthcare Diagnostics Products Ltd, Llanberis, Gwynedd/UK
Siemens Hearing Instruments Ltd., Crawley, Sussex/UK
Siemens Holdings plc, Frimley, Surrey/UK
Siemens Industrial Turbomachinery Ltd., Lincoln, Lincolnshire/UK
Siemens IT Solutions and Services Ltd., Camberley, Surrey/UK
Siemens Magnet Technology Ltd., Frimley, Surrey/UK
Siemens Molecular Imaging Holdings Ltd., in Liquidation, Frimley, Surrey/UK
Siemens Molecular Imaging Limited, in Liquidation, Frimley, Surrey/UK
Siemens Nixdorf Information Systems Ltd., Frimley, Surrey/UK
Siemens plc, Frimley, Surrey/UK
Siemens Product Lifecycle Management Software (GB) Ltd, Camberley, Surrey/UK
Siemens Product Lifecycle Management Software II (GB) Ltd, Camberley, Surrey/UK
Siemens Product Lifecycle Management Software III (GB) Ltd, Camberley, Surrey/UK
Siemens Product Lifecycle Management Software IV (GB) Ltd, Camberley, Surrey/UK
Siemens Properties Ltd., Douglas/UK
Siemens Protection Devices Limited, Frimley, Surrey/UK
Siemens Real Estate Ltd., Frimley, Surrey/UK
Siemens Transmission & Distribution Limited, Frimley, Surrey/UK
Siemens Turbomachinery Equipment Limited, Wellingborough, Northamptonshire/UK
Siemens VAI Metals Technologies Limited, Christchurch, Dorset/UK
Siemens Wind Power Limited, Frimley, Surrey/UK
SMS Europe Holdings Ltd., Basingstoke, Hampshire/UK
SMS Europe Unlimited, Basingstoke, Hampshire/UK
SP Asset Management Limited, Stoke Poges, Buckinghamshire/UK
Sunbury Investment Company Limited, Jersey, Channel Islands/UK
T.H. Leasing (6/2000) Ltd., Stoke Poges, Buckinghamshire/UK
T.H. Leasing (6/99) Ltd., Stoke Poges, Buckinghamshire/UK
T.H. Leasing (9/01) Ltd., Stoke Poges, Buckinghamshire/UK
T.H. Leasing (9/02) Ltd., Stoke Poges, Buckinghamshire/UK
T.H. Leasing (9/03) Ltd., Stoke Poges, Buckinghamshire/UK
T.H. Leasing (9/04) Ltd., Stoke Poges, Buckinghamshire/UK
T.H. Leasing (9/05) Ltd., Stoke Poges, Buckinghamshire/UK
T.H. Leasing (9/06) Ltd., Stoke Poges, Buckinghamshire/UK
Transmitton Limited, in Liquidation, Frimley, Surrey/UK
Trench (UK) Ltd., Hebburn, Tyne and Wear/UK
Turbocare International Ltd., Frimley, Surrey/UK
USF Holding (UK) Ltd., Tonbridge, Kent/UK
VA TECH (UK) Ltd., Frimley, Surrey/UK
VA TECH Peebles Transformers Ltd., Frimley, Surrey/UK
VA TECH Reyrolle (Overseas Projects) Ltd., Frimley, Surrey/UK
VA Tech Reyrolle Distribution Ltd., Frimley, Surrey/UK
VA Tech Short-Circuit Limited, Frimley, Surrey/UK
VA TECH T & D UK Ltd., Frimley, Surrey/UK
VTW Anlagen UK Ltd., Banbury, Oxfordshire/UK
Bonus Wind Turbine Ireland Limited, Dublin/Ireland
Clonshaugh Security Limited, Dublin/Ireland
Electrium (Ireland) Limited, Naas/Ireland

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Europlex Technologies (Ireland) Limited, Dublin/Ireland
iMetrex Technologies Limited, Dublin/Ireland
Siemens Business Services Ltd., Dublin/Ireland
Siemens International Insurance Co. Ltd., Dublin/Ireland
Siemens Ltd., Dublin/Ireland
Siemens Medical Solutions Diagnostics Europe Limited, Dublin/Ireland
UGS Holdings (Central Europe) Limited, Dublin/Ireland
UGS Holdings (Europe) Limited, Dublin/Ireland
E-Utile S.p.A., Milan/Italy
HV-Turbo Italia S.r.l., Mornago/Italy
ITALDATA S.p.A., Avellino/Italy
Nuova Magrini Galileo S.p.A. in Liquidazione, Bergamo/Italy
OSRAM S.p.A. Società Riunite OSRAM-Edison-Clerici, Milan/Italy
Siemens Business Services S.p.A., Milan/Italy
Siemens Finanziaria S.p.A., Milan/Italy
Siemens Healthcare Diagnostics S.r.l., Milan/Italy
Siemens Holding S.p.A., Milan/Italy
Siemens Home and Office Communication Devices s.r.l., Milan/Italy
Siemens IT Solutions and Services S.p.A., Milan/Italy
Siemens Medical Solutions Diagnostics S.r.I., Milan/Italy
Siemens Product Lifecycle Management Software (IT) S.r.l., Milan/Italy
Siemens Product Lifecycle Management Software II (IT) S.r.l., Milan/Italy
Siemens Renting S.p.A., Milan/Italy
Siemens S.p.A., Milan/Italy
Siemens Transformers S.p.A., Spini di Gardalo/Italy
Siemens VAI Metals Technologies S.r.l., Marnate/Italy
Siemens Water Technologies S.p.A., Casteggio/Italy
Trench Italia S.r.l., Savona/Italy
TurboCare S.p.A., Turin/Italy
UGS Holdings (Italy) S.r.l., Milan/Italy
Koncar Power Transformers Ltd., Zagreb/Republic of Croatia
OSRAM d.o.o., Zagreb/Republic of Croatia
Siemens d.d., Zagreb/Republic of Croatia
Rigens SIA, Riga/Latvia
SIA Siemens Medical Solutions Diagnostics, Riga/Latvia
Siemens SIA, Riga/Latvia
UAB Siemens, Vilnius/Lithuania
UAB Siemens Medical Solutions Diagnostics, Vilnius/Lithuania
Siemens IT Solutions and Services Finance SA, Luxemburg/Luxemburg
Tecnomatix Technologies SARL, Luxemburg/Luxemburg
TFM International S.A. i.L., Luxemburg/Luxemburg
Security Management Technologies DOOEL, Skopje/Macedonia
Bruinhof B.V., Rotterdam/Netherlands
Dade Behring B.V., Amstelveen/Netherlands
ETM Benelux B.V., Rosmalen/Netherlands
OSRAM Benelux B.V., Capelle a/d Ijssel/Netherlands
Osram Holding B.V., Capelle a/d Ijssel/Netherlands
ProIn Development N.V., Arnheim/Netherlands
Siemens Audiologische Technik B.V., The Hague/Netherlands
Siemens Building Technologies Holding B.V., Zoetermeer/Netherlands
Siemens Capital B.V., The Hague/Netherlands
Siemens Diagnostics Holding II B.V., The Hague/Netherlands
Siemens Finance B.V., The Hague/Netherlands
Siemens Financieringsmaatschappij N.V., The Hague/Netherlands
Siemens Home and Office Communication Devices B.V., The Hague/Netherlands
Siemens Industrial Turbomachinery B.V., Hengelo/Netherlands
Siemens Industrial Turbomachinery Holding N.V., Hengelo/Netherlands
Siemens International Holding B.V., The Hague/Netherlands
Siemens Lease B.V., The Hague/Netherlands
Siemens Medical Solutions Diagnostics B.V., Breda/Netherlands
Siemens Medical Solutions Diagnostics Finance B.V., The Hague/Netherlands
Siemens Medical Solutions Diagnostics Holding I B.V., Breda/Netherlands
Siemens Nederland N.V., The Hague/Netherlands
Siemens Product Lifecycle Management Software (NL) B.V., s Hertogenbosch/Netherlands
Siemens Product Lifecycle Management Software II (NL) B.V., Enschede/Netherlands
Siemens Product Lifecycle management Software III (NL) B.V., Enschede/Netherlands

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Trench Electric B.V., The Hague/Netherlands
Trench Electric Holding B.V., The Hague/Netherlands
TurboCare B.V., Hengelo/Netherlands
VA TECH ELIN Holding B.V., Amersfoort/Netherlands
VA TECH ELIN Service B.V., Amersfoort/Netherlands
VA TECH T&D NL B.V., Amersfoort/Netherlands
Dade Behring AS, Oslo/Norway
OSRAM AS, Baerum/Norway
Siemens AS, Oslo/Norway
Siemens Business Services AS, Oslo/Norway
Siemens Installation AS, Oslo/Norway
Siemens Medical Solutions Diagnostics AS, Asker/Norway
Siemens Oil and Gas Offshore AS, Oslo/Norway
“smart technologies” Management-Beratungs- und Beteiligungsgesellschaft m.b.H., Vienna/Austria
addIT Dienstleistungen GmbH & Co KG, Klagenfurt/Austria
Arbeitsmarktservice BetriebsgmbH, Vienna/Austria
Arbeitsmarktservice BetriebsgmbH & Co KG, Vienna/Austria
ComBuild Kommunikations & Gebäudetechnologie GmbH, Vienna/Austria
Dade Behring Austria GmbH, Vienna/Austria
ELIN EBG Traction GmbH, Vienna/Austria
ETM professional control GmbH, Eisenstadt/Austria
FSG Financial Services GmbH, Vienna/Austria
Hochquellstrom-Vertriebs GmbH, Vienna/Austria
INNOVEST Kapitalanlage AG, Vienna/Austria
ITH icoserve technology for healthcare GmbH, Innsbruck/Austria
KDAG Beteiligungen GmbH, Vienna/Austria
Landis & Staefa (Österreich) GmbH, Vienna/Austria
Landis & Staefa Gebäudemanagement-Beteiligungen GmbH, Vienna/Austria
Landis & Staefa GmbH, Vienna/Austria
Linya Nachrichtentechnologie GmbH & Co OHG, Vienna/Austria
MWW Metallbearbeitungs-GmbH & Co KG, Vienna/Austria
OSRAM GmbH, Vienna/Austria
PBV Informationsdienstleistungs GmbH, Vienna/Austria
SIELOG Systemlogik GmbH, Vienna/Austria
Siemens Aktiengesellschaft Österreich, Vienna/Austria
Siemens Building Technologies GmbH, Vienna/Austria
Siemens Gebäudemanagement & -Services G.m.b.H., Vienna/Austria
Siemens Home and Office Communication Devices GmbH, Vienna/Austria
Siemens InnoFT Beteiligungen GmbH, Vienna/Austria
Siemens Konzernbeteiligungen GmbH, Vienna/Austria
Siemens Leasing GmbH, Vienna/Austria
Siemens Medical Solutions Diagnostics GmbH, Vienna/Austria
Siemens Mitarbeitervorsorgekasse AG, Vienna/Austria
Siemens Pension Data Services and Consulting GmbH, Vienna/Austria
Siemens Pensionskasse AG, Vienna/Austria
Siemens Personaldienstleistungen GmbH & Co KG, Vienna/Austria
Siemens Power Generation Anlagentechnik GmbH, Vienna/Austria
Siemens Product Lifecycle Management Software (AT) GmbH, Linz/Austria
Siemens Transformers Austria GmbH, Vienna/Austria
Siemens Transformers Austria GmbH & Co KG, Vienna/Austria
Siemens Transportation Systems GmbH, Vienna/Austria
Siemens Transportation Systems GmbH & Co KG, Vienna/Austria
Siemens VAI Metals Technologies GmbH, Linz/Austria
Siemens VAI Metals Technologies GmbH & Co, Linz/Austria
SIMEA Gesellschaft zur Fertigung elektronischer Komponenten GmbH & Co KG, Siegendorf/Austria
Sitos-Internet-Schulungs-technologie GmbH, Vienna/Austria
Steiermärkische Medizinarchiv GesmbH, Graz/Austria
Trench Austria GmbH, Leonding/Austria
TSG EDV-Terminal-Service Ges.m.b.H., Vienna/Austria
unit-IT Dienstleistungs GmbH & Co KG, Linz/Austria
VA TECH Vermögensverwaltung AG in Liqu, Linz/Austria
VTW Anlagen Abwicklungs GmbH in Liqu., Vienna/Austria
VVK Versicherungs-Vermittlungs- und Verkehrs-Kontor GmbH, Vienna/Austria
Audio SAT Polska Sp. z o.o., Poznan/Poland
DPC Polska Sp. z o.o., Cracow/Poland
Energoserwis S.A., Lubliniec/Poland

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
OEZ Polska Sp. z o.o., Warsaw/Poland
OSRAM Sp. z o.o., Warsaw/Poland
Siemens Finance Sp. z o.o., Warsaw/Poland
Siemens Healthcare Diagnostics Sp. z o.o., Warsaw/Poland
Siemens Industrial Turbomachinery Sp. z o.o., Elblag/Poland
Siemens Product Lifecycle Management Software (PL) Sp. z.o.o., Warsaw/Poland
Siemens Sp. z o.o., Warsaw/Poland
Siemens VAI Metals Technologies Sp. z o.o., in Liquidation, Cracow/Poland
TurboCare Sp. z o.o., Breslau/Poland
VA TECH Polska Sp. z o.o., Warsaw/Poland
VA TECH SAT Sp. z o.o., w likwidacji, Cracow/Poland
Westinghouse Modelpol Sp. z o.o., Lubliniec/Poland
Amerlab – Sistemas de Diagnóstico para Laboratório, S.A., Lisbon/Portugal
Dade Behring Portugal Meios de Diagnostico Medico Lda., Algés/Portugal
OSRAM Empresa de Aparelhagem Eléctrica Lda., Lisbon/Portugal
Siemens Medical Solutions Diagnostics Unipessoal Lda., Amadora/Portugal
Siemens S.A., Amadora/Portugal
FORTE BUSINESS SERVICES S.R.L., Bucharest/Romania
OSRAM Romania S.R.L., Bucharest/Romania
SIEMENS (AUSTRIA) PROIECT SPITAL COLTEA SRL, Bucharest/Romania
Siemens Electrical Installation Technology S.R.L., Sibiu/Romania
Siemens Motor Systems S.R.L., Buzias/Romania
Siemens Program and System Engineering S.R.L., Brasov/Romania
Siemens S.R.L., Bucharest/Romania
SIMEA SIBIU S.R.L., Sibiu/Romania
Sykatec Systems Components Application Technologies SRL, Sibiu/Romania
Wallace & Tiernan Romania S.R.L., Bucharest/Romania
OAO OSRAM, Smolensk/Russian Federation
OOO Demag Delaval Power Nevski, St. Petersburg/Russian Federation
OOO OEZ-R, Moskau/Russian Federation
OOO OSRAM, Moskau/Russian Federation
OOO Siemens, Moskau/Russian Federation
OOO Siemens – Special Projects, Moskau/Russian Federation
OOO Siemens Elektrozavod High-voltage Engineering, Moskau/Russian Federation
OOO Siemens High Voltage Products, Ufimsker Region/Russian Federation
OOO Siemens IT Solutions and Services, Moskau/Russian Federation
OOO Siemens Management Infrastruktury y Imuschestwa, Moskau/Russian Federation
Siemens Product Lifecycle Management Software (RU), Moskau/Russian Federation
Aptus Elektronik AB, Askim/Sweden
Bewator AB, Solna/Sweden
Dade Behring AB, Södertälje/Sweden
Norwesco AB, Täby/Sweden
OSRAM AB, Stockholm/Sweden
Siemens AB, Upplands Väsby/Sweden
Siemens Financial Services AB, Stockholm/Sweden
Siemens Home and Office Communication Devices AB, Upplands Väsby/Sweden
Siemens Industrial Turbomachinery AB, Finspong/Sweden
Siemens Laser Analytics AB, Göteborg/Sweden
Siemens Medical Solutions Diagnostics AB, Mölndal/Sweden
Tecnomatix Technologies Sweden AB, Kista/Sweden
UGS Svenska AB, Kista/Sweden
Unigraphics Solutions Sverige AB, Kista/Sweden
Dade Behring AG, Düdingen/Switzerland
Dade Behring Diagnostics AG, Düdingen/Switzerland
Huba Control AG, Würenlos/Switzerland
OSRAM AG, Winterthur/Switzerland
Siemens Audiologie AG, Adliswil/Switzerland
Siemens Beteiligungs-Verwaltung Schweiz AG, Zurich/Switzerland
Siemens Fuel Gasification Technology Holding AG, Zug/Switzerland
Siemens Home and Office Communication Devices Schweiz GmbH, Solothurn/Switzerland
Siemens Leasing AG, Zurich/Switzerland
Siemens Medical Solutions Diagnostics AG, Zurich/Switzerland
Siemens Power Holding AG, Zug/Switzerland
Siemens Product Lifecycle Management Software (CH) AG, Urdorf/Switzerland
Siemens Schweiz AG, Zurich/Switzerland
Stadt/Land Immobilien AG, Zurich/Switzerland

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Trench Switzerland AG, Basel/Switzerland
D.O.O. Loher Elektro Subotica, Subotica/Serbia
OSRAM d.o.o., Belgrade/Serbia
Siemens d.o.o. Beograd, Belgrade/Serbia
SIEMENS IT SOLUTIONS AND SERVICES D.O.O., Beograd, Belgrade/Serbia
OEZ Slovakia, spol. s r.o., Bratislava/Slovakia
OSRAM Slovakia a.s., Nové Zámky/Slovakia
Siemens IT Solutions and Services, s.r.o., Bratislava/Slovakia
Siemens Medical Solutions Diagnostics, s.r.o., Bratislava/Slovakia
Siemens Program and System Engineering s.r.o., Bratislava/Slovakia
Siemens s.r.o., Bratislava/Slovakia
SIPRIN s.r.o., Bratislava/Slovakia
DPC Analytical doo, Kranj/Slovenia
Siemens d.o.o., Ljubljana/Slovenia
Siemens Transportation Systems d.o.o., Maribor/Slovenia
Dade Behring Iberica Holding, S.L., Barcelona/Spain
DPC Dipesa S.A., Madrid/Spain
Fábrica Electrotécnica Josa, S.A., Barcelona/Spain
Nertus Mantenimiento Ferroviario S.A., Barcelona/Spain
OSRAM S.A., Madrid/Spain
Petnet Soluciones, S.L., Sociedad Unipersonal, Madrid/Spain
Siemens Busbar Trunking Systems S.L., Barcelona/Spain
Siemens Fire & Security Products, S.A., Madrid/Spain
Siemens Healthcare Diagnostics S.A., Barcelona/Spain
Siemens Holding S.L., Madrid/Spain
Siemens Home and Office Communication Devices S.L., Madrid/Spain
Siemens Medical Solutions Diagnostics S.L., Madrid/Spain
Siemens Renting S.A., Madrid/Spain
Siemens S.A., Madrid/Spain
Siemens VAI Metals Technologies S.A., Guecho/Spain
Telecomunicación, Electrónica y Conmutación S.A., Madrid/Spain
UGS PLM Solutions S.L., Barcelona/Spain
VAI – INGDESI Automation S.L., Guecho/Spain
ANF DATA spol. s r.o., Prague/Czech Republic
E & A s.r.o., Kosmonosy/Czech Republic
ELTODO-dopravni systemy s.r.o., Prague/Czech Republic
ETS Teplice s.r.o., Teplice/Czech Republic
Maintec s.r.o., Ostrava/Czech Republic
Mary s.r.o., Prague/Czech Republic
OEZ s.r.o., Letohrad/Czech Republic
OSRAM Ceska republika s.r.o., Bruntál/Czech Republic
Siemens Audiologická Technika s.r.o., Prague/Czech Republic
Siemens Electric Machines s.r.o., Drasov/Czech Republic
Siemens Elektromotory s.r.o., Mohelnice/Czech Republic
Siemens Engineering a.s., Prague/Czech Republic
Siemens Industrial Turbomachinery s.r.o., Brno/Czech Republic
Siemens IT Solutions and Services, s.r.o., Prague/Czech Republic
Siemens Kolejova vozidla s.r.o., Prague/Czech Republic
Siemens Medical Solutions Diagnostics s.r.o., Prague/Czech Republic
Siemens Nizkonapet ova spinaci technika s.r.o., Trutnov/Czech Republic
Siemens Product Lifecycle Management Software (CZ) s.r.o., Prague/Czech Republic
Siemens s.r.o., Prague/Czech Republic
Siemens VAI Metals Technologies s r.o., Prague/Czech Republic
Zkušebnictví a.s., Prague/Czech Republic
Dade Behring Diagnostik Ticaret Ltd., Istanbul/Turkey
OSRAM Ampul Ticaret A.S., Istanbul/Turkey
SHC Siemens EV VE Ofis Iletisim Cihazlari Limited Sirketi, Istanbul/Turkey
Siemens Finansal Kiralama A.S., Istanbul/Turkey
Siemens Sanayi ve Ticaret A.S., Istanbul/Turkey
DP OSRAM Ukraine, Kiew/Ukraine
DP Siemens Ukraine, Kiew/Ukraine
OOO OEZ Ukraine, Kiew/Ukraine
evosoft Hungary Szamitastechnikai Kft., Budapest/Hungary
OSRAM Kft., Budapest/Hungary
Siemens Audiologiai Technika, Budapest/Hungary
Siemens Erömütechnika Kft., Budapest/Hungary

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Investor Kft., Budapest/Hungary
Siemens PSE Program- és Rendszerfejlesztö Kft., Budapest/Hungary
Siemens Transzformátor Kft., Budapest/Hungary
Siemens Zrt., Budapest/Hungary
J. N. Kelly Security Holding Limited, Larnaka/Cyprus
Kintec Cyprus Ltd, Larnaka/Cyprus
3. The Americas (179 companies)
Ingdesi S.A., Buenos Aires/Argentina
OSRAM Argentina S.A.C.I., Buenos Aires/Argentina
Siemens IT Services S.A., Buenos Aires/Argentina
Siemens IT Solutions and Services S.A., Buenos Aires/Argentina
Siemens Medical Solutions Diagnostics S.A., Buenos Aires/Argentina
Siemens S.A., Buenos Aires/Argentina
VA TECH International Argentina SA, Buenos Aires/Argentina
VIA Argentina, S.A., Buenos Aires/Argentina
DPC Medlab Ltda., Santa Cruz de la Sierra/Bolivia
Siemens Sociedad Anónima, Santa Cruz de la Sierra/Bolivia
Chemtech Servicos de Engenharia e Software Ltda., Rio de Janeiro/Brazil
Dade Behring Ltda., São Paulo/Brazil
Iriel Ind. Com. Sist. Eletr. Ltda., Canoas/Brazil
Morgan do Brasil Comercio Importacao Exportacao Ltda, São Paulo/Brazil
OSRAM do Brasil Lampadas Elétricas Ltda., Osasco/Brazil
Siemens Consultoria Ltda., São Paulo/Brazil
Siemens Eletroeletronica Limitada, Manaus/Brazil
Siemens Healthcare Diagnósticos Ltda., São Paulo/Brazil
Siemens Home and Office Equipamentos de Comunicação Ltda., São Paulo/Brazil
Siemens Ltda., São Paulo/Brazil
Siemens Securities Services Ltda., São Paulo/Brazil
Siemens VAI Metals Technologies Ltda., Belo Horizonte/Brazil
Trench Brazil Ltda., Contagem/Brazil
Turbocare Limitada, Sao Paulo, São Paulo/Brazil
Unigraphics Solutions do Brasil Ltda., São Caetano do Sul/Brazil
USFilter Water & Wastewater Equipamentos Ltda., São Paulo/Brazil
VA TECH América do sul Ltda., Rio de Janeiro/Brazil
VAI – INGDESI Automation Ltda., Belo Horizonte/Brazil
VOEST-ALPINE INDUSTRIAL SERVICES do Brasil Ltda., Volta Redonda/Brazil
Dade Behring Hong Kong Holdings Corporation, Tortola, B.V.I./Virgin Islands(British)
OSRAM Chile Ltda., Santiago de Chile/Chile
Siemens Medical Solutions Diagnostics S.A., Santiago de Chile/Chile
Siemens S.A., Santiago de Chile/Chile
DPC Medlab Centroamerica S.A., San José/Costa Rica
Siemens S.A., San José/Costa Rica
DPC Medlab Republica Dominicana, C. por. A., Santo Domingo/Dominican Republic
Siemens Holding S.A., Santo Domingo/Dominican Republic
OSRAM del Ecuador S.A., Guayaquil/Ecuador
Siemens S.A., Quito/Ecuador
Siemens S.A., Antiguo Cuscatlán/El Salvador
DPC Medlab Guatemala S.A., Guatemala City/Guatemala
Siemens Electrotécnica S.A., Guatemala City/Guatemala
Siemens S.A., Tegucigalpa/Honduras
Dade Behring Holdings Hong Kong Ltd., Grand Cayman, Cayman Islands/Cayman Islands
Siemens Healthcare Diagnostics Manufacturing Limited, George Town/Cayman Islands
3805328 Canada Inc., Mississauga, Ontario/Canada
4204824 Canada Inc., Mississauga, Ontario/Canada
MRI Canada Ltd., Sault Ste. Marie, Ontario/Canada
OSRAM Sylvania Ltd., Mississauga, Ontario/Canada
Sidelco Inc., Quebec City, Quebec/Canada
Siemens Building Technologies Ltd., Mississauga, Ontario/Canada
Siemens Canada Ltd., Mississauga, Ontario/Canada
Siemens Financial Ltd., Mississauga, Mississauga/Canada
SIEMENS HEALTHCARE DIAGNOSTICS LTD., Mississauga, Ontario/Canada
Siemens Milltronics Process Instruments, Inc., Peterborough, Ontario/Canada
Siemens Product Lifecycle Management Software (CA) Ltd., Mississauga, Ontario/Canada
Siemens Transformers Canada Inc., Trois Rivières, Quebec/Canada
Siemens Water Technologies Canada, Inc., Mississauga, Ontario/Canada

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Trench Ltd., Saint John, New Brunswick/Canada
Turbocare Canada Ltd., Calgary, Alberta/Canada
VA TECH Ferranti-Packard Transformers Ltd., St. Catharines, Ontario/Canada
Wheelabrator Air Pollution Control (Canada) Inc., Milton, Ontario/Canada
OSRAM de Colombia Iluminaciones S.A., Bogotá/Colombia
Siemens Manufacturing S.A., Bogotá/Colombia
Siemens Medical Solutions Diagnostics srl, Bogotá/Colombia
Siemens S.A., Bogotá/Colombia
Dade Behring Servicios, S.A. de C.V., Mexiko D.F./Mexico
Dade Behring, S.A. de C.V., Mexiko D.F./Mexico
Grupo Siemens S.A. de C.V., Mexiko D.F./Mexico
Indústria de Trabajos Eléctricos S.A. de C.V., Ciudad Juárez/Mexico
Industrias OSRAM de México S.A., Tultitlán/Mexico
Ingdesi S.A. de C.V., Monterrey/Mexico
OSRAM de México S.A. de C.V., Tultitlán/Mexico
OSRAM S.A. de C.V., Tultitlán/Mexico
Proyectos de Energia S.A. de C.V., Mexiko D.F./Mexico
Siemens Healthcare Diagnostics, S. de R.L. de C.V., Mexiko D.F./Mexico
Siemens Inmobiliaria S.A. de C.V., Mexiko D.F./Mexico
Siemens Innovaciones S.A. de C.V., Mexiko D.F./Mexico
Siemens Medical Solutions Diagnostics S. de R.L. de C.V., Mexiko D.F./Mexico
Siemens Medical Solutions Servicios S. de R.L. de C.V., Mexiko D.F./Mexico
Siemens Servicios S.A. de C.V., Mexiko D.F./Mexico
Siemens Transformadores, S.A. de C.V., Guanajuato/Mexico
Siemens, S.A. de C.V., Mexiko D.F./Mexico
Sylvania Componentes Electrónicos S.A., Ciudad Juárez/Mexico
Unigraphics Solutions de México S.A. de C.V., Santa Fe/Mexico
US Filter Chem Feed Systems S.A. de C.V., Tultitlán/Mexico
USFilter Chemfeed S.A. de C.V., Tultitlán/Mexico
Siemens S.A., Managua/Nicaragua
DPC Medlab Panama, S.A., Panama-Stadt/Panama
Siemens S.A., Panama-Stadt/Panama
OSRAM de Perú S.A.C., Lima/Peru
Siemens S.A.C., Lima/Peru
Siemens Medical Solutions Diagnostics, S.A., Montevideo/Uruguay
Siemens Telecomunicaciones S.A., Montevideo/Uruguay
Advanced Burner Technologies Corp., South Pluckemin, NJ/USA
Dade Finance LLC, Deerfield, IL/USA
Demag Delaval Turbomachinery Corp., Trenton, NJ/USA
Electone, Inc., Longwood, FL/USA
Jet Turbine Service, Inc., Boca Raton, FL/USA
Litronix, Inc., Cupertino, CA/USA
Mannesmann Corp., New York, NY/USA
M-E Manufacturing and Services, Inc., Plymouth, MN/USA
Morgan Construction Company, Worcester, MA/USA
Nimbus Technologies, LLC, Plano, TX/USA
OSRAM Opto Semiconductors, Inc., Santa Clara, CA/USA
OSRAM Sylvania Products, Inc., Danvers, MA/USA
OSRAM Sylvania Puerto Rico Corp., Luquillo, PR/USA
OSRAM Sylvania, Inc., Danvers, MA/USA
P.E.T.NET Houston, LLC, Knoxville, TN/USA
PETNET Solutions Cleveland, LLC, Knoxville, TN/USA
PETNET Solutions, Inc., Knoxville, TN/USA
Rexton, Inc., Plymouth, MN/USA
S/D Engineers, Inc., Pittsburgh, PA/USA
Schlesinger-Siemens Electrical, LLC, Alpharetta, GA/USA
Siemens Building Technologies, Inc., Buffalo Grove, IL/USA
Siemens Capital Company LLC, Iselin, NJ/USA
Siemens Communications, Inc., Boca Raton, FL/USA
Siemens Corporate Research, Inc., Princeton, NJ/USA
Siemens Corporation, New York, NY/USA
Siemens Demag Delaval Turbomachinery, Inc., Hamilton, NJ/USA
Siemens Diagnostics Finance Co. LLC, Deerfield, IL/USA
Siemens Energy & Automation, Inc., Alpharetta, GA/USA
Siemens Financial Services, Inc., Iselin, NJ/USA
Siemens Financial, Inc., Iselin, NJ/USA

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Fossil Services, Inc., Orlando, FL/USA
Siemens Government Services, Inc., Reston, VA/USA
Siemens Healthcare Diagnostics Inc., Deerfield, IL/USA
Siemens Hearing Instruments, Inc., Piscataway, NJ/USA
Siemens Home and Office Communication Devices LLC, Dallas, TX/USA
Siemens Industrial Turbomachinery, Inc., Houston, TX/USA
Siemens Industry Holdings, Inc., Plano, TX/USA
Siemens IT Solutions and Services Inc., Norwalk, CT/USA
Siemens Medical Solutions USA, Inc., Malvern, PA/USA
Siemens Molecular Imaging, Inc., Knoxville, TN/USA
Siemens One, Inc., Alpharetta, GA/USA
Siemens Power Generation Service Company, Ltd., Orlando, FL/USA
Siemens Power Generation, Inc., Orlando, FL/USA
Siemens Power Transmission & Distribution, Inc., Raleigh, NC/USA
Siemens Product Lifecycle Management Software II (US) Inc., Plano, TX/USA
Siemens Product Lifecycle Management Software III (US) Inc., Plano, TX/USA
Siemens Product Lifecycle Management Software Inc., Plano, TX/USA
Siemens Public, Inc., Wilmington, DE/USA
Siemens Real Estate, Inc., Iselin, NJ/USA
Siemens Shared Services LLC, Iselin, NJ/USA
Siemens Subscriber Networks LLC, Dallas, TX/USA
Siemens Technology-to-Business Center LLC, Berkeley, CA/USA
Siemens Transportation Systems, Inc., Sacramento, CA/USA
Siemens Treated Water Outsourcing Corp., Rockford, IL/USA
Siemens USA Holdings, Inc., New York, NY/USA
Siemens VAI Services, LLC, Canonsburg, PA/USA
Siemens Venture Capital, Inc., New York, NY/USA
Siemens Water Technologies Corp., Warrendale, PA/USA
Siemens Water Technologies Holding Corp., Warrendale, PA/USA
Siemens Water Technologies Transport Corp., South Bend, IN/USA
Siemens Westinghouse Generation Services Company, Orlando, FL/USA
SMI Holding LLC, New York, NY/USA
Steel Related Technology new LLC, Blytheville, AR/USA
Sylvania Lighting Services Corp., Danvers, MA/USA
The Colorado Medical Cyclotron, LLC, Knoxville, TN/USA
Transport & Distribution Inc., Danvers, MA/USA
Trench Electric USA Ltd., Wilmington, DE/USA
Turbine Airfoil Coating & Repair LLC, Middletown, NY/USA
Turblex Inc., Springfield, MO/USA
TurboCare LLC, Dallas, TX/USA
TurboCare, Inc., Chicopee, MA/USA
UGS Capital Corp.II, Plano, TX/USA
UGS European Holdings, Inc., Plano, TX/USA
UGS Holdings, Inc., Plano, TX/USA
UGS Israeli Holdings, Inc., Plano, TX/USA
UGS PLM Solutions Asia/Pacific Incorporated, Plano, TX/USA
Valeo Sylvania LLC, Seymour, IN/USA
Weiss Spindle Technology, Inc., Mentor, OH/USA
Wheelabrator Air Pollution Control, Inc., Pittsburgh, PA/USA
Winergy Drive Systems Corp., Elgin, IL/USA
Dade Behring de Venezuela, C.A., Chuao, Municipio Chacao, Caracas/Venezuela
DPC Venezuela C.A., Caracas/Venezuela
INGDESI de Venezuela C.A., Puerto Ordaz/Venezuela
Servicios Industriales SERWESTCA C.A., Caracas/Venezuela
Siemens S.A., Caracas/Venezuela
4. Asia (190 companies)
Siemens W.L.L., Manama/Bahreïn
Siemens Bangladesh Ltd., Dhaka/Bangladesh
Beijing CNC Water Technology Ltd., Beijing/China
Beijing Siemens Cerberus Electronics Ltd., Beijing/China
Chengdu KK&K Power Fan Co., Ltd., Chengdu/China
Chung Tak Lighting Control Systems (Guangzhou) Ltd., Guangzhou/China
Dade Behring Diagnostics Co. Ltd., Shanghai/China
DPC (Tianjin) Co., Ltd., Tianjin/China
HV-Turbo Shanghai Company Ltd., Shanghai/China

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Morgan Electric (Shanghai) Company, Ltd., Shanghai/China
Morgan Mill Parts (Shanghai) Co., Ltd., Shanghai/China
Morgan Morgoil (Shanghai) Company, Ltd., Shanghai/China
Morgan Rolling Mill (Shanghai) Co., Ltd., Shanghai/China
MWB (Shanghai) Co Ltd., Shanghai/China
Ningbo Zuoming Electronics Co. Ltd., Ningbo/China
OSRAM China Lighting Ltd., Foshan/China
OSRAM Kunshan Display Optic Co. Ltd., Kunshan/China
Siemens Building Technologies (Tianjin) Ltd., Tianjin/China
Siemens Circuit Protection Systems Ltd., Shanghai/China
Siemens Electrical Apparatus Ltd., Suzhou/China
Siemens Electrical Drives (Shanghai) Ltd., Shanghai/China
Siemens Electrical Drives Ltd., Tianjin/China
Siemens Electronics Assembly Systems Ltd., Shanghai, Shanghai/China
Siemens Factory Automation Engineering Ltd., Beijing/China
Siemens Finance and Leasing Ltd., Beijing/China
Siemens Financial Services Ltd., Beijing/China
Siemens Gas Turbine Parts Ltd., Shanghai/China
Siemens Hearing Instruments (Suzhou) Co. Ltd., Suzhou/China
Siemens High Voltage Circuit Breakers Ltd., Hangzhou/China
Siemens High Voltage Switchgear Guangzhou Ltd., Guangzhou/China
Siemens High Voltage Switchgear Ltd., Shanghai/China
Siemens Home and Office Communication Devices (Shanghai) Ltd., Shanghai/China
Siemens Industrial Automation Ltd., Shanghai/China
Siemens Industrial Turbomachinery (Huludao) Co. Ltd., Huludao/China
Siemens International Trading (Shanghai) Co. Ltd., Shanghai/China
Siemens Low Voltage Circuit Breaker Co. Ltd., Shanghai/China
Siemens Ltd., China, Beijing/China
Siemens Manufacturing and Engineering Centre Ltd., Shanghai/China
Siemens Mechanical Drive Systems (Tianjin) Co., Ltd., Tianjin/China
Siemens Medical Solutions Diagnostics Ltd., Beijing/China
Siemens Medium Voltage Switchgear Co. Ltd., Shenzhen/China
Siemens Medium Voltage Switching Technologies (Wuxi) Ltd., Wuxi/China
Siemens Mindit Magnetic Resonance Ltd., Shenzhen/China
Siemens Numerical Control Ltd., Nanjing/China
Siemens PLM Software (Shenzhen) Limited, Shenzhen/China
Siemens PLM Software Solutions (Shanghai) Co., Ltd., Shanghai/China
Siemens Power Automation Ltd., Nanjing/China
Siemens Power Equipment Packages Co. Ltd., Shanghai, Shanghai/China
Siemens Power Plant Automation Ltd., Nanjing/China
Siemens Process Analytics Co. Ltd., Shanghai, Shanghai/China
Siemens Program and System Engineering (Nanjing) Co. Ltd., Nanjing/China
Siemens Sensors & Communication Ltd., Dalian/China
Siemens Shanghai Medical Equipment Ltd., Shanghai/China
Siemens Signalling Co. Ltd., Xi’an, Xian/China
Siemens Standard Motors Ltd., Jiangsu, Yizheng/China
Siemens Surge Arresters Ltd., Wuxi/China
Siemens Switchgear Co. Ltd., Shanghai/China
Siemens Technology Development (Beijing) Ltd. Corp., Beijing/China
Siemens Traction Equipment (Zhuzhou) Ltd., Zhuzhou/China
Siemens Transformer (Wuhan) Company Ltd., Wuhan City/China
Siemens Transformer Company Ltd., Jinan/China
Siemens VAI Manufacturing (Taicang) Co., Ltd., Taicang/China
Siemens Water Technologies and Engineering (Tianjin) Co., Ltd., Tianjin/China
Siemens Wiring Accessories Shandong Ltd., Zibo/China
Siemens X-Ray Vacuum Technology Ltd., Wuxi/China
Sunny World (Shaoxing) Green Lighting Co., Ltd., Shaoxing/China
Trench High Voltage Products Ltd., Shenyang/China
VA TECH Elin Transformer Guangzhou Co. Ltd., Guangzhou/China
Winergy Drive Systems (Tianjin) Co. Ltd., Tianjin/China
Avenues (Hong Kong) Limited, Hongkong/Hongkong
Dade Behring Hong Kong, Ltd., Hongkong/Hongkong
Morgan-China Ltd., Hongkong/Hongkong
OSRAM Asia Pacific Ltd., Hongkong/Hongkong
OSRAM Holding Company Ltd., Hongkong/Hongkong
OSRAM Lighting Control Systems Ltd., Hongkong/Hongkong

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
OSRAM Opto Semiconductors Asia Ltd., Hongkong/Hongkong
Siemens Building Technologies (China) Ltd., Hongkong/Hongkong
Siemens Building Technologies (Hong Kong/China) Ltd., Hongkong/Hongkong
Siemens Ltd., Hongkong/Hongkong
Siemens Medical Solutions Diagnostics Limited, Hongkong/Hongkong
Siemens Product Lifecycle Management Software (HK) Limited, Hongkong/Hongkong
Siemens Water Technologies International Sales Ltd., Hongkong/Hongkong
Sunny World Ltd., Hongkong/Hongkong
Dade Behring Diagnostics India Pvt. Ltd., Neu Delhi/India
Flender Ltd., Kalkutta/India
Morgan Construction Company India Private Limited, Mumbai/India
OSRAM India Pvt. Ltd., Gurgaon/India
Powerplant Performance Improvement Ltd., Neu Delhi/India
Siemens Building Technologies Pvt. Ltd., Chennai/India
Siemens Corporate Finance Pvt. Ltd., Mumbai/India
Siemens Hearing Instruments Pvt. Ltd., Bangalore/India
Siemens Industrial Turbomachinery Services Private Limited, Bangalore/India
Siemens Information Processing Services Pvt. Ltd., Bangalore/India
Siemens Information Systems Ltd., Mumbai/India
Siemens Ltd., Mumbai/India
Siemens Medical Solutions Diagnostics Ltd., Baroda/India
Siemens Nixdorf Information Systems Pvt. Ltd., Mumbai/India
Siemens Power Engineering Pvt. Ltd., Gurgaon/India
Siemens Product Lifecycle Management Software (India) Private Limited, Neu Delhi/India
Siemens Rolling Stock Pvt. Ltd., Mumbai/India
Siemens VAI Metals Technologies Private Limited, Kalkutta/India
Vista Security Technics Private Limited, Chennai/India
Winergy Drive Systems India Pvt. Ltd., Chennai/India
P.T. OSRAM Indonesia, Tangerang/Indonesia
P.T. Siemens Hearing Instruments, Batam/Indonesia
P.T. Siemens Indonesia, Jakarta/Indonesia
Demag Delaval Desoil Services (Sherkate Sahami Khass), Qeshm/Iran
OSRAM Lamp (P.J.S) Co., Teheran/Iran
Siemens Sherkate Sahami (Khass), Teheran/Iran
Robcad Limited, Herzliya/Israel
Siemens Computer Aided Diagnosis Ltd., Jerusalem/Israel
Siemens Israel Ltd., Tel Aviv/Israel
Siemens Product Lifecycle Management Software (IL) Ltd., Herzliya/Israel
Siemens Product Lifecycle Management Software 2 (IL) Ltd., Herzliya/Israel
Siemens Transportation Turnkey Systems Ltd., Tel Aviv/Israel
UGS Israeli Holdings (Israel) Ltd., Herzliya/Israel
Dade Behring Ltd., Tokyo/Japan
Mochida Siemens Medical Systems Co. Ltd., Tokyo/Japan
OSRAM Ltd., Yokohama/Japan
OSRAM-MELCO Ltd., Yokohama/Japan
OSRAM-MELCO Toshiba Lighting Ltd., Yokosuka/Japan
Siemens Financial Services K.K., Tokyo/Japan
Siemens Hearing Instruments K.K., Tokyo/Japan
Siemens K.K., Tokyo/Japan
Siemens Kameda Healthcare IT Systems K.K., Tokyo/Japan
Siemens Medical Solutions Diagnostics K.K., Tokyo/Japan
Siemens Product Lifecycle Management Software (JP) K.K., Tokyo/Japan
Siemens Product Lifecycle Management Software II (JP) K.K., Tokyo/Japan
Siemens-Asahi Medical Technologies Ltd., Tokyo/Japan
Yaskawa Siemens Numerical Controls Corp., Tokyo/Japan
Siemens TOO, Almaty/Kazakhstan
OSRAM Korea Co. Ltd., Ansan-City/Korea
Siemens Building Technologies Ltd., Gimpo/Korea
Siemens Healthcare Diagnostics Limited, Seoul/Korea
Siemens Ltd., Seoul/Korea
Siemens PETNET Korea Co. Ltd., Seoul/Korea
Siemens Product Lifecycle Management Software (KR) Ltd., Seoul/Korea
Siemens Electrical & Electronic Services K.S.C., Kuwait/Kuwait
Dade Behring Diagnostics (Malaysia) Sdn. Bhd., Petalang Jaya, Selangor/Malaysia
Entrutech Sdn. Bhd., Kuala Lumpur/Malaysia
EPE Reyrolle (Malaysia) Sdn. Bhd., Kuala Lumpur/Malaysia

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
OSRAM (Malaysia) Sdn. Bhd., Kuala Lumpur/Malaysia
OSRAM Opto Semiconductors Sdn. Bhd., Penang/Malaysia
OSRAM Technologies (Malaysia) Sdn. Bhd., Penang/Malaysia
OSRAM Wafer Technologies Sdn. Bhd., Penang/Malaysia
Siemens Healthcare Diagnostics Sdn. Bhd., Petaling Jaya/Malaysia
Siemens Industrial Workshop Sdn. Bhd., Petaling Jaya/Malaysia
Siemens Malaysia Sdn. Bhd., Petaling Jaya/Malaysia
Siemens Transportation Turnkey Systems Sdn. Bhd., Kuala Lumpur/Malaysia
Sountex Hearing Instruments Sdn. Bhd., Kuala Lumpur/Malaysia
VA TECH Holdings (Malaysia) Sdn. Bhd., Kuala Lumpur/Malaysia
VA TECH Malaysia Sdn., Kuala Lumpur/Malaysia
Siemens L.L.C., Muscat/Oman
Siemens Pakistan Engineering Co. Ltd., Karachi/Pakistan
Dade Behring Diagnistics Philippines, Inc., Manila/Philippines
OSRAM Philippines Ltd. Corp., Manila/Philippines
Siemens Power Operations, Inc., Manila/Philippines
Siemens, Inc., Manila/Philippines
Siemens W.L.L., Doha/Qatar
Arabia Electric Ltd. (Equipment), Jeddah/Saudi Arabia
ISCOSA Industries and Maintenance Ltd., Riad/Saudi Arabia
Siemens Ltd., Jeddah/Saudi Arabia
VA TECH T & D Co. Ltd., Riad/Saudi Arabia
Demag Delaval Industrial Turbomachinery (Singapore) Pte. Ltd., Singapore/Singapore
Electocatalytic Products Pte. Ltd., Singapore/Singapore
iMetrex Technologies Pte. Ltd., Singapore/Singapore
OSRAM Pte. Ltd., Singapore/Singapore
Siemens Energy Management and Information Systems Pte. Ltd., Singapore/Singapore
Siemens Healthcare Diagnostics Pte. Ltd., Singapore/Singapore
Siemens IT Solutions and Services Pte. Ltd., Singapore/Singapore
Siemens Medical Instruments Pte. Ltd., Singapore/Singapore
Siemens Product Lifecycle Management Software (SG) Pte. Ltd., Singapore/Singapore
Siemens Product Lifecycle Management Software II (SG) Pte. Ltd., Singapore/Singapore
Siemens Pte. Ltd., Singapore/Singapore
OSRAM Taiwan Company Ltd., Taipeh/Taiwan
Siemens Ltd., Taipeh/Taiwan
Siemens Product Lifecycle Management Software (TW) Co. Ltd., Taipeh/Taiwan
Dade Behring Diagnostic Co. Ltd., Bangkok/Thailand
OSRAM Thailand Co. Ltd., Bangkok/Thailand
Siemens Industrial Services Ltd., Bangkok/Thailand
Siemens Ltd., Bangkok/Thailand
Siemens Product Lifecycle Management Software (TH) Co. Ltd., Bangkok/Thailand
VA TECH Holding (Thailand) Co. Ltd., Bangkok/Thailand
VA TECH Transmission & Distribution Co. Ltd., Bangkok/Thailand
OSRAM Middle East FZE, Dubai/United Arab Emirates
SD (Middle East) LLC, Dubai/United Arab Emirates
Siemens Home and Office Communication Devices FZ- L.L.C., Dubai/United Arab Emirates
Siemens LLC, Abu Dhabi/United Arab Emirates
Siemens Automation Systems Ltd., Binh Duong/Vietnam
Siemens Ltd., Ho Chi Minh City/Vietnam
5. Africa (36 companies)
Dade Behring Diagnostics S.A.E., Cairo/Egypt
Siemens Ltd. for Trading, Cairo/Egypt
Siemens Technologies S.A.E., Cairo/Egypt
VA TECH Transmission & Distribution s.a.e., Cairo/Egypt
ESTEL Rail Automation SPA, Algiers/Algeria
Siemens Spa, Algiers/Algeria
Siemens S.A., Luanda/Angola
Siemens (Pvt) Ltd., Addis Abeba/Ethiopia
Siemens Ltd., Nairobi/Kenya
SIEMENS MEDICAL SOLUTION DIAGNOSTICS S.A.R.L., Casablanca/Morocco
Siemens Plant Operations Tahaddart SARL, Tanger/Morocco
Siemens S.A., Casablanca/Morocco
Dade Behring Mauritius Holding Ltd., Port Louis/Mauritius
Siemens Lda., Maputo/Mozambique
Siemens Pty. Ltd., Windhoek/Namibia

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Ltd., Lagos/Nigeria
VOEST-ALPINE Technical Services Nigeria Ltd., Warri/Nigeria
Siemens Pty. Ltd., Gaborone/Republic of Botswana
Dade Behring South Africa (Pty) Ltd, Randjesfontein/South Africa
Flender Power Transmission (Pty) Ltd., Johannesburg/South Africa
Impilo Consortium (Pty.) Ltd., La Lucia/South Africa
Marqott (Proprietory) Limited, Pretoria/South Africa
Marqott Holdings (Pty.) Ltd., Pretoria/South Africa
OSRAM (Pty.) Ltd., Midrand/South Africa
Siemed Services (Pty.) Ltd., Mayville/South Africa
Siemens Asset Finance (Proprietary) Ltd., Johannesburg/South Africa
Siemens Business Services Holdings (Pty.) Ltd., Johannesburg/South Africa
Siemens Demag Delaval Turbomachinery (Pty.) Ltd., Johannesburg/South Africa
Siemens Hearing Solution (Pty.) Ltd., Randburg/South Africa
Siemens IT Solutions and Services (Pty) Ltd., Johannesburg/South Africa
Siemens Ltd., Midrand/South Africa
Siemens Medical Solutions Diagnostics Limited, Isando/South Africa
Siemens Real Estate Management (Pty.) Ltd., Umtata/South Africa
SIEMENS VAI METALS SERVICES (Pty) Ltd., Johannesburg/South Africa
Siemens Ltd., Dar Es Salaam/Tansania
Siemens S.A., Tunis/Tunisia
6. Australia/New Zealand/Oceans (15 companies)
Dade Behring Diagnostics Pty. Ltd., Lane Cove/Australia
King Hearing Aids Pty. Ltd., Bayswater/Australia
Memcor Australia Pty. Ltd., South Windsor/Australia
OSRAM Australia Pty. Ltd., Sydney/Australia
Siemens Healthcare Diagnostics Limited, Doncaster/Australia
Siemens Hearing Instruments Pty. Ltd., Bayswater/Australia
Siemens Ltd., Bayswater/Australia
Siemens Product Lifecycle Management Software (AUS) Pty Ltd., Melbourne/Australia
Siemens Rail Services Bayside Pty. Ltd., Bayside/Australia
Siemens Rail Services Swanston Pty. Ltd., Swanston/Australia
USFilters Stranco Aquatic Pty. Ltd., Brookvale/Australia
VA TECH Australia Pty. Ltd., Melbourne/Australia
Wallace & Tiernan Pty. Ltd., Sydney/Australia
Siemens (N.Z.) Ltd., Auckland/New Zealand
Siemens Healthcare Diagnostics Limited, Wellington/New Zealand
B) Not consolidated
1. Germany (76 companies)
a) Due to restrictions on the use of assets
Atecs Mannesmann Unterstützungskasse GmbH, Dusseldorf
Unterstützungskasse der VDO Mess- und Regeltechnik GmbH, Schwalbach am Taunus
b) On the basis of immateriality
applied international informatics Verwaltungs GmbH, Berlin
Asko Grundstücksverwaltungs-Gesellschaft mbH i.L., Berlin
Ausbildungszentrum für Technik, Informationsverarbeitung und Wirtschaft, Paderborn
Bocholt Beteiligungs GmbH, Erlangen
CAPTA Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
CAS innovations Management GmbH, Erlangen
DKS Dienstleistungsgesellschaft f. Kommunikationsanlagen des Stadt- und Regionalverkehrs mbH, Cologne
EDI – USS Verwaltungsgesellschaft mbH, Munich
FACTA Grundstücks-Entwicklungs- und Verwaltungsgesellschaft mbH, Munich
GHG Vermögensverwaltungs-GmbH & Co. KG i.L., Grünwald
innotec GmbH, Schwelm
itp Finanzservice Verwaltungsgesellschaft GmbH, Salzkotten
KMK Kunststoff Metall und Komponenten Verwaltungs-GmbH, Karlsruhe
Kraftwerksgesellschaft Völklingen mbH & Co. KG, Völklingen
Kyros 33 GmbH, Munich
Kyros 5 Beteiligungsgesellschaft mbH, Munich
Light Distribution Gesellschaft mbH, Herbrechtingen
MCE Anlagen- und Rohrleitungsbau GmbH, Ratingen

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
mdexx Magnetronic Devices Verwaltungs-GmbH, Bremen
Mercantus Grundstücks-Verwaltungsgesellschaft mbH & Co. KG i.L., Grünwald
OBTec Steuerungstechnik GmbH, Munich
Perlach Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
REMECH Systemtechnik Verwaltungs-GmbH, Kamsdorf
RM 2848 Vermögensverwaltungs GmbH, Munich
RM 2849 Vermögensverwaltungs GmbH, Munich
Ruhrtal Hochspannungsgeräte Beteiligungsgesellschaft mbH, Bochum
SAF Beteiligungs GmbH, Grünwald
SAF Vermögensverwaltung GmbH & Co. KG, Grünwald
SiCED Electronics Development Verwaltungs-GmbH, Erlangen
Siemens Beteiligungen Management GmbH, Grünwald
Siemens Building Technologies Beteiligungs-GmbH, Erlangen
Siemens Busbar Trunking Systems Verwaltungs- GmbH, Cologne
Siemens Electronics Assembly Systems Beteiligungen GmbH & Co. KG, Munich
Siemens Electronics Assembly Systems Beteiligungen Verwaltungs GmbH, Munich
Siemens Electronics Assembly Systems GmbH & Co. KG, Munich
Siemens Electronics Assembly Systems Management GmbH, Munich
Siemens Fuel Gasification Technology Verwaltungs GmbH, Freiberg
Siemens Global Innovation Partners I GmbH & Co. KG, Munich
Siemens Global Innovation Partners Management GmbH, Munich
Siemens Home and Office Communication Devices Management GmbH, Munich
Siemens Industriepark Karlsruhe Verwaltungs-GmbH, Karlsruhe
Siemens Miet- und Portfolio-Beteiligungs-GmbH, Berlin
Siemens Programm- und Systementwicklung GmbH, Hamburg
Siemens Real Estate Management GmbH, Grünwald
Siemens Technology Accelerator GmbH, Munich
Siemens Technopark Augsburg Verwaltungs GmbH, Munich
Siemens Technopark Berlin Verwaltungs GmbH, Berlin
Siemens Technopark Bruchsal Verwaltungs GmbH, Bruchsal
Siemens Technopark Hanau Management GmbH, Hanau
Siemens Technopark Mülheim Verwaltungs-GmbH, Mülheim a. d. Ruhr
Siemens Technopark Nürnberg Verwaltungs GmbH, Nuremberg
Siemens Technopark Verwaltungsgesellschaft mbH, Munich
Siemens Venture Capital Fund 1 GmbH, Munich
Siemens Venture Capital Fund 2 GmbH, Munich
Siemens Wohnungsgesellschaft Management GmbH, Munich
SIM 2. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 6. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 7. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 8. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 12. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 13. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 14. Grundstücksverwaltungs- und -beteiligungs-GmbH, Grünwald
SIM 15. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 16. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 17. Grundstücksverwaltungs- und -beteiligungs-GmbH, Grünwald
SIM 18. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 20. Grundstücksverwaltungs- und -beteiligungs-GmbH, Erlangen
SIM 21. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
VA TECH Finance (Deutschland) GmbH, Berlin
Vertacross Verwaltungsgesellschaft mbH, Nuremberg
Verwaltung Poolbeg Vermiet GmbH, Munich
VTW Anlagen Deutschland GmbH, Ravensburg
YARD Grundstücks-Verwaltungsgesellschaft mbH, Munich
ZIRKON Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
2. International (125 companies)
b) On the basis of immateriality
Schneider Electric High Voltage Trading & Distribution LLC, Cairo/Egypt
Cerberus Mac Keon S.R.L., Buenos Aires/Argentina
Home and Office Communication Devices SRL, Buenos Aires/Argentina
Flender Australia Pty. Ltd., Sydney/Australia
Siemens Building Technologies Pty. Ltd., Mount Waverley/Australia
Bewator NV in Liquidation, Gentbrugge/Belgium

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
N.V. Flender Belge S.A., Vilvoorde/Belgium
VA TECH WABAG Belgium SA, Brussels/Belgium
Siemens d.o.o., Banja Luka/Bosnia and Herzegowina
Siemens d.o.o., Mostar/Bosnia and Herzegowina
Siemens d.o.o., Sarajevo/Bosnia and Herzegowina
Schneider Alta Tensao Servicios Ltda., Itajai/Brazil
Siemens Sistemas Para Montagem De Componentes Electronicos Ltda., Sao Paulo/Brazil
Siemens Business Communication Systems Ltd., Shanghai/China
Siemens Logistics and Assembly Equipment (Suzhou) Ltd., Suzhou/China
Bewator Antech A/S, Ballerup/Denmark
innotec Denmark ApS, Allerød/Denmark
Inversiones Latinoamericanos S.A. de C.V., San Salvador/El Salvador
BJC France SARL, Ludres/France
Siemens Boulevard Ornano S.A.S., Saint-Denis/France
Siemens Electronics Assembly Systems SAS, Bussy-Saint-Georges/France
Project Management Company A.E., Athens/Greece
ADT Rail Systems Limited, in Liquidation, Frimley, Surrey/UK
Alpha Dyffryn Cyfyngedig, in Liquidation, Llanberis, Gwynedd/UK
Ashlow Technology Ltd., in Liquidation, Christchurch, Dorset/UK
ASIRobicon Limited, in Liquidation, Frimley, Surrey/UK
BCI Electronics Ltd, in Liquidation, Cwmbran, Gwent/UK
Diagnostic Products (UK) Limited, in Liquidation, Llanberis, Gwynedd/UK
Direct Digital Finance Ltd., Stoke Poges, Buckinghamshire/UK
Encomech Engineering Services Ltd., in Liquidation, Christchurch, Dorset/UK
European Electronic Systems Ltd., in Liquidation, Christchurch, Dorset/UK
FUCHS Systems U.K. Ltd, in Liquidation, Scunthorpe, North Lincolnshire/UK
Gigaset Communications UK Limited, Frimley, Surrey/UK
Marbo Holdings Limited, Frimley, Surrey/UK
Marbo Limited, Frimley, Surrey/UK
Oldbury (Lincoln) Ltd, Lincoln, Lincolnshire/UK
Siemens Building Technologies Security Rentals Ltd, in Liquidation, Frimley, Surrey/UK
Siemens Busbar Trunking Systems Ltd., in Liquidation, Frimley, Surrey/UK
Siemens Business Services Media Holdings Ltd., in Liquidation, Camberley, Surrey/UK
Siemens Business Services Media Ltd., in Liquidation, Camberley, Surrey/UK
Siemens Business Services Media Supply Ltd., in Liquidation, Camberley, Surrey/UK
Siemens Business Services Media Technology Ltd., in Liquidation, Camberley, Surrey/UK
Siemens Demag Delaval Turbomachinery Ltd., Frimley, Surrey/UK
The Allergy Analysis Centre Limited, in Liquidation, Llanberis, Gwynedd/UK
VAI Pomini Ltd., Sheffield, Yorkshire/UK
Volex Accessories Limited, Frimley, Surrey/UK
Wylex Limited, Frimley, Surrey/UK
Asia Care Holding Limited, Hongkong/Hongkong
Siemens Building Technologies (Hong Kong) Ltd., Kowloon/Hongkong
Siemens Enterprise Communications Ltd., Hongkong/Hongkong
Siemens Finance Asia Ltd., Hongkong/Hongkong
Telegyr Systems (China) Co. Ltd., Kowloon/Hongkong
Siemens Demag Delaval Turbomachinery Pvt. Ltd., Pune/India
P.T. VA TECH Transmission & Distribution, Jakarta/Indonesia
Europlex Research Limited, Dublin/Ireland
Almex S.R.L., Milan/Italy
Siemens Electronics Assembly Sytems S.r.l., Milan/Italy
Tecnoservizi Padova S.p.A., Milan/Italy
VA TECH WABAG Italia S.r.l., in Liquidation, Rom/Italy
Siemens Home and Office Communication Devices Inc., Oakville, Ontario/Canada
SH Engineering Co. Ltd, Seoul/Korea
Shinwha Electronics Co. Ltd, Incheon/Korea
Advanced Communications Solutions Sdn. Bhd., Kuala Lumpur/Malaysia
Siemens Integra Transportation Systems Sdn. Bhd., Kuala Lumpur/Malaysia
OSRAM DOOEL in Liquidation, Skopje/Macedonia
Efficient Networks México S.A. de C.V., Mexiko D.F./Mexico
Flender de Mexico S.A. de C.V., Mexiko D.F./Mexico
SIEMENS ELECTRONICS ASSEMBLY SYSTEMS, S. DE R.L. DE C.V., Guadalajara/Mexico
VA TECH Transmisón y Distribución S.A. de C.V., Mexiko D.F./Mexico
Siemens S.r.l., Chisinau/Moldavie
Siemens d.o.o. Podgorica, Podgorica/Montenegro
Siemens Ltd., Yangon/Myanmar

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
innotec Benelux B.V, Capelle aan den IJssel/Netherlands
addIT Dienstleistungs GmbH, Klagenfurt/Austria
HV-TURBO Airport Tech GmbH in Liqu., Bürs/Austria
innotec GmbH, Klagenfurt/Austria
MWW Metallbearbeitungs-GmbH, Vienna/Austria
Siemens Electronics Assembly Systems GmbH, Vienna/Austria
Siemens Electronics Assembly Systems GmbH & Co KG, Vienna/Austria
Siemens Health Management GmbH, Klagenfurt/Austria
Siemens Personaldienstleistungen GmbH, Vienna/Austria
SIMEA Gesellschaft zur Fertigung elektronischer Komponenten GmbH, Vienna/Austria unit-IT Dienstleistungs GmbH, Linz/Austria
VA TECH Transmission & Distribution GmbH, Vienna/Austria
Siemens Building Technologies, Inc., Makati City/Philippines
Siemens Home & Office Communication Devices Sp. z o.o, Warsaw/Poland
OOO Demag Delaval Industrial Turbomachinery, Moskau/Russian Federation
OOO Siemens Enterprise Communications, Moskau/Russian Federation
OOO S-Technology, Moskau/Russian Federation
OOO Transportation Systems, Moskau/Russian Federation
Siemens Home and Office Communication Devices Ltd., Moskau/Russian Federation
Westinghouse Saudi Arabia Ltd., Riad/Saudi Arabia
Flender Svenska AB i likvidation, Hudding/Sweden
Siemens Electronics Assembly Systems AB, Stockholm/Sweden
ALBIS Technologies AG, Zurich/Switzerland
Elektrowatt GmbH, in Liquidation, Zurich/Switzerland
innotec Swiss GmbH, Rheinfelden/Switzerland
Intercom Telecommunication System AG in Liquidation, Bäch/Switzerland
VTW Anlagen Schweiz AG in Liquidation, Winterthur/Switzerland
Siemens Pvt. Ltd., Harare/Zimbabwe
Siemens Electronics Assembly Pte. Ltd, Singapore/Singapore
Siemens Medical Solutions Diagnostics Pte Ltd., Singapore/Singapore
SAT Systémy automatizacnej techniky spol. s.r.o., Bratislava/Slovakia
BONUS Wind Turbines Spain S.L., Vigo/Spain
Cerberus Seguridad S.A., Barcelona/Spain
Sigma Seguridad Integral S.A., Barcelona/Spain
Winergy Transmisiones S.L., Madrid/Spain
Comos it South Africa (Pty) Ltd, Bryanston, Johannesburg/South Africa
Flender Services (SA) (Pty.) Ltd., Elandsfronten/South Africa
FUCHS Systemtechnik (South Africa) (Pty) Ltd., Rivonia/South Africa
Mannesmann (Pty.) Ltd., Johannesburg/South Africa
Siemens Enterprise Communications (Pty.) Ltd., Johannesburg/South Africa
VDO Car Communication South Africa (Pty.) Ltd., Martindale/South Africa
Siemens Building Technologies Ltd., Bangkok/Thailand
VA TECH (Thailand) Co. Ltd., Bangkok/Thailand
mdexx Magnetronic Devices s.r.o., Trutnov/Czech Republic
OEZ INTERNATIONAL a.s., Prague/Czech Republic
VA TECH ETS a.s., Teplice/Czech Republic
VA TECH Finance Czech Republic s.r.o., Prague/Czech Republic
TOV Siemens Enterprise Communications Ukraine, Kiew/Ukraine
INNOTEC IT PLANT SOLUTIONS INC., HOUSTON/USA
Siemens Electronics Assembly Systems, LLC, Norcross, GA/USA
Siemens/Turner/Beta JV, Wendell, NC/USA
Siemens OOO, Taschkent/Uzbékistan
Siemens (Cyprus) Ltd., Nicosia/Cyprus
II. Associated companies
A) Consolidated at equity
1. Germany (17 companies)
BSH Bosch und Siemens Hausgeräte GmbH, Munich
BWI Informationstechnik GmbH, Meckenheim
Dräger Medical AG & Co. KG, Lübeck
Energy Services GmbH, Leipzig
FEAG Fertigungscenter für Elektrische Anlagen GmbH, Erlangen
First Sensor Technology GmbH, Berlin
IFTEC GmbH & Co. KG, Leipzig
Infineon Technologies Bipolar GmbH & Co. KG, Warstein

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Innovative Wind Concepts GmbH, Husum
Krauss-Maffei Wegmann GmbH & Co. KG, Munich
Krempel Isolierteile GmbH & Co. KG, Thalheim
Maschinenfabrik Reinhausen GmbH, Regensburg
MeVis BreastCare GmbH & Co. KG, Bremen
Setrix AG, Munich
Thermosensorik GmbH, Erlangen
UBS Real Estate Kapitalanlagegesellschaft mbH, Munich
Voith Siemens Hydro Power Generation GmbH & Co. KG, Heidenheim
2. Europe (without Germany) (20 companies)
EMGO N.V., Lommel/Belgium
AREVA NP S.A.S., Courbevoie/France
TRIXELL S.A.S., Moirans/France
Eviop-Tempo A.E. Electrical Equipment Manufacturers, Vassilikó Èvias/Euböa/Greece
Capital Meters Holdings Ltd., London/UK
Metier Holdings Ltd., London/UK
Medical Systems S.p.A., Genova/Italy
Solutions & Infrastructure Services Limited, Gzira/Malta
Enterprise Networks Holdings B.V., Amsterdam, Amsterdam/Netherlands
Fujitsu Siemens Computers (Holding) B.V., Amsterdam/Netherlands
Nokia Siemens Networks Holding B.V., Amsterdam/Netherlands
CYBERDOC Gesellschaft für Digitale Kommunikation im Notariat GmbH & Co KG, Vienna/Austria
RV Abwicklung GmbH in Liqu., Linz/Austria
Siemens Bacon GmbH & Co KG, Vienna/Austria
Siemens Elin Buildings and Infrastructure GmbH & Co, Linz/Austria
OOO Siemens Elektroprivod, St. Petersburg/Russian Federation
ZAO Interautomatika, Moskau/Russian Federation
ZAO Systema-Service, St. Petersburg/Russian Federation
Certas AG, Zurich/Switzerland
Interessengemeinschaft TUS, Männedorf/Switzerland
3. The Americas (19 companies)
Sistemas Catastrales S.A., Buenos Aires/Argentina
CVL Componentes de Vidro Ltda., Caçapava/Brazil
PowerU International Ltd., George Town/Cayman Islands
Brockton Power Company LLC, Boston, MA/USA
Cyclos Semiconductor, Inc., Berkeley, CA/USA
Kyma, Inc., Raleigh, NC/USA
Lookahead Decision, Inc., Davis, CA/USA
NetCrystal Inc., Mountain View, CA/USA
Newmerix, Inc., Superior, CO/USA
PETNET Indiana LLC, Indianapolis, IN/USA
PHSITH LLC, New Castle, DE/USA
PINC Solutions Corp., Berkeley, CA/USA
Reactive NanoTechnologies, Inc., Hunt Valley, MD/USA
Rether networks, Inc., Centereach, NY/USA
Siemens First Capital Commercial Finance, LLC, Oklahoma City, OK/USA
TORP Terminal L.P., Houston, TX/USA
Treated Water Outsourcing J.V., Naperville, IL/USA
TVM III Ltd. Partnership, Boston, MA/USA
Zargis Medical Corp., Princeton, NJ/USA
4. Asia (10 companies)
Foshan Electrical and Lighting Co., Ltd., Foshan/China
GSP China Technology Co., Ltd., Beijing/China
Shanghai Electric Power Generation Equipment Co., Ltd., Shanghai/China
Zhenjiang Siemens Busbar Trunking Systems Co. Ltd., Yangzhong/China
Bangalore International Airport Ltd., Bangalore/India
P.T. Jawa Power, Jakarta/Indonesia
Mitsubishi Electric OSRAM Ltd., Yokohama/Japan
Yaskawa Siemens Automation & Drives Corp., Kitakyushu/Japan
Power Automation Pte. Ltd., Singapore/Singapore
Siemens Transformers L.L.C, Abu Dhabi/United Arab Emirates

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
5. Africa (1 company)
Energie Electrique de Tahaddart S.A., Tanger/Morocco
6. Australia/New Zealand/Oceans (4 companies)
SILCAR Maintenance Services J.V., Bayswater/Australia
SILCAR Pty. Ltd., Glen Iris/Australia
STCJV Services for Telecommunications J.V., Melbourne/Australia
Advanced Metering Services Limited, Wellington/New Zealand
B) Not consolidated at equity on the basis of immateriality
1. Germany (32 companies)
AeroLas GmbH Aerostatische Lager-Lasertechnik, Munich
ATS Projekt Grevenbroich GmbH, Schüttorf, Schüttorf
BELLIS GmbH, Braunschweig
Berufsbildungsbildungszentrum ESTA-Flender GmbH, Wittgensdorf
Electrocycling Anlagen GmbH, Goslar
Erlangen AG Technologie Scouting und Marketing, Erlangen
GKZ Krefeld Beteiligungs-Gesellschaft zur Errichtung und zum Betrieb radiochirurgischer Einrichtungen mbH, Krefeld
GKZ Krefeld Gesellschaft zur Errichtung und zum Betrieb radiochirurgischer Einrichtungen mbH & Co. KG, Krefeld
Infineon Technologies Bipolar Verwaltungs-GmbH, Warstein
Inge Watertechnologies AG, Greifenberg
Intertube Projekt GmbH, Dusseldorf
KORONA Grundstücks-Verwaltungsgesellschaft mbH & Co. KG, Grünwald
Kraftwerksgesellschaft Völklingen Geschäftsführungs-GmbH, Völklingen
Krauss-Maffei Wegmann Verwaltungs-GmbH, Munich
Krempel Isolierteile Verwaltungs-GmbH, Thalheim
LIB Verwaltungs-GmbH, Leipzig
Lightcycle Retourlogistik und Service GmbH, Munich
MeVis BreastCare Verwaltungsgesellschaft mbH, Bremen
Partikeltherapiezentrum Kiel GmbH & Co. KG, Kiel
Print & Mail Recovery GmbH, Munich
PTZ Partikeltherapiezentrum Kiel Management GmbH, Wiesbaden
Ray Sono AG, Munich
RITOS GmbH, Mömbris
SIEKAP Industrial Services Gernsbach GmbH, Gernsbach
S-Y Systems Technologies Europe GmbH, Regensburg
Techno Venture Management GmbH, Munich
Transrapid International GmbH & Co. KG, Berlin
Transrapid International Verwaltungsgesellschaft mbH, Berlin
TVM Techno Venture Management GmbH & Co. KG, Munich
Voith Siemens Hydro Power Generation Verwaltungs GmbH, Heidenheim
VR-LEASING IKANA GmbH & Co. Immobilien KG, Eschborn
Wohnen am Wedding KG THG Immobilien-Fondsgesellschaft mbH & Co., Berlin
2. International (80 companies)
Oil and Gas ProServ LLC, Baku/Azerbaijan
M-Brussels Invest S.A./N.V. i.L., Brussels/Belgium
T-Power NV, Brussels/Belgium
Mega Participacoes, Ltda., São Paulo/Brazil
Guangzhou Morgan Seals Co., Ltd., Guangzhou/China
Saitong Railway Electrification (Nanjing) Co., Ltd., Nanjing/China
Shanghai Advanced Power Projects Co. Ltd., Shanghai/China
Recylum Societe par Actions Simplifiée, Paris/France
Val-Trans Services S.A., Toulouse/France
Anakiklosi Siskevon Simetochiki S.A., Piräus/Greece
Elesis Electrical Solutions A.E., Acharnai/Greece
Kempston (1987) Limited, Croydon, Surrey/UK
Lamp Caps Ltd., Frimley, Surrey/UK
Lamp Metals Ltd., London/UK
Plessey Holdings Ltd., Frimley, Surrey/UK
SGCS Business Park Ltd., Beeston, Nottinghamshire/UK
OSRAM Prosperity Company Ltd., Hongkong/Hongkong
Torrent Power Services Pvt. Ltd., Ahmedabad/India
LAMP NOOR (P.J.S.) Co., Saveh/Iran
Metropolitan Transportation Solutions Ltd., Rosh Haya’in/Israel

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
A.IR. Mobility Solutions Società consortile a.r.l., Avellino/Italy
Cremona Engineering S.r.l., Cremona/Italy
Locomozione Italia S.p.A., Verona/Italy
Transfima GEIE, Turin/Italy
Transfima S.p.A., Milan/Italy
Turboservice Torino S.p.A., Turin/Italy
VAL 208 Torino GEIE, Milan/Italy
TLT OSRAM-Melco Lighting Ltd., Yokosuka/Japan
Zuken-Tecnomatix Kabushiki Kaisha, Yokohama/Japan
Ottawa LRT Corp., Mississauga, Ontario/Canada
AKTOBE Power, Almaty/Kazakhstan
DPC d.o.o. Zagreb, Zagreb/Republic of Croatia
SIA Ekogaisma, Riga/Latvia
Sysniaga Sdn. Bhd., Kuala Lumpur/Malaysia
Pemopro S.A. de C.V., Mexiko D.F./Mexico
51 Pegasi B.V., Amsterdam/Netherlands
Infraspeed Maintainance B.V., Zoetermeer/Netherlands
VOEST-ALPINE Technical Services Ltd., Abuja/Nigeria
AGCS Gas Clearing and Settlement AG, Vienna/Austria
Archivium Dokumentenarchiv Gesellschaft m.b.H., Vienna/Austria
Business Center Marchfeld Betriebsgesellschaft m.b.H., Vienna/Austria
CYBERDOC Gesellschaft für Digitale Kommunikation im Notariat GmbH, Vienna/Austria
Elin GmbH, Vienna/Austria
Kompetenzzentrum Licht GmbH Innsbruck, Innsbruck/Austria
master-talk Austria Telekom Service GmbH & Co KG in Liqu., Vienna/Austria
master-talk Austria Telekom Service GmbH in Liqu., Vienna/Austria
Siemens Bacon GmbH, Vienna/Austria
vatron gmbh, Linz/Austria
ZAG Beteiligungsverwaltungs GmbH, Innsbruck/Austria
Rousch (Pakistan) Power Ltd., Karachi/Pakistan
MTS – Metro, Transportes do Sul S.A., Lisbon/Portugal
Northern Capital Express (Express Severnoy Stolitsy), Moskau/Russian Federation
OAO Power Machines, Moskau/Russian Federation
OOO Baltijskije Turbo Sistemy, St. Petersburg/Russian Federation
OOO FuchsMetmasch, Cherepovets/Russian Federation
OOO Interturbo, St. Petersburg/Russian Federation
OOO Transconverter, Moskau/Russian Federation
ZAO Nuclearcontrol, Moskau/Russian Federation
Arabia Electric Ltd., Jeddah/Saudi Arabia
The Gulf Reyrolle Ltd., Al Khobar/Saudi Arabia
CONTRINEX AG, Givisiez/Switzerland
EKOSIJ d.o.o., Ljubljana/Slovenia
Desarrollo de Aplicaciones Especiales S.A., Madrid/Spain
Investigacion y Desarrollo Barros Rojos S.L., La Coruna/Spain
Merida Power, S.L., Madrid/Spain
Termica AFAP S.A., Villacanas/Spain
Modern Engineering and Consultants Co. Ltd., Bangkok/Thailand
Allgemeine Immobilien Verwaltung spol s.r.o, Prague/Czech Republic
EKOLAMP s.r.o., Prague/Czech Republic
Meomed s.r.o., Prerov/Czech Republic
ROYALVILL Villamossagi Szerelö Kkt., Budapest/Hungary
Blueleaf Security, Inc., Fremont, CA/USA
Brockton Power Holdings Inc., Boston, MA/USA
Brockton Power Properties, Inc., Boston, MA/USA
Kiyon, Inc., La Jolla, CA/USA
Managesoft Holdings, Inc., Boston, MA/USA
Prenova, Inc., Marietta, GA/USA
Progressive Cooling Solutions, Inc., Berkeley/USA
WhoGlue, Inc., Baltimore, MD/USA
XinRay Systems, LLC, Research Triangle Park, NC/USA
III. Other interests
1. Germany (7 companies)
Ernst Koch GmbH & Co. Kommanditgesellschaft, Hemer
IBS AG, Höhr-Grenzhausen
Siemens-Electrogeräte GmbH, Munich

List of subsidiaries and associated companies September 30, 2008 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 2, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 3, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 4, Munich
2. International (10 companies)
EDAP TMS S.A., Lyon/France
ElekSen Group plc, Iver Heath, Buckinghamshire/UK
Symbian Ltd., London/UK
Venture Strategy Cayman Partners L.P., George Town/Cayman Islands
Conproca S.A. de C.V., Mexiko D.F./Mexico
Infraspeed Holding B.V., Zoetermeer/Netherlands
Austrian Research Centers GmbH — ARC, Vienna/Austria
CONATEL S.A., Montevideo/Uruguay
Global Healthcare Exchange LLC, Westminster, CO/USA
iBAHN, South Jordan, UT/USA